UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2012

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	000-51734	37-1516132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2780 Waterfront Pkwy E. Drive

Suite 200

Indianapolis, Indiana 46214

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (317) 328-5660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously disclosed, on October 1, 2012, Calumet Specialty Products Partners, L.P., a Delaware limited partnership (the “Partnership”), completed the acquisition of all of the shares of common stock of Montana Refining Company, Inc., a Delaware corporation (“Montana”), and an insignificant affiliated company.

This Amendment No. 1 amends the Current Report on Form 8-K filed by the Partnership with the Securities and Exchange Commission on October 5, 2012 to provide the financial statement information required by Item 9.01 of Form 8-K, which was excluded from the initial filing in reliance on Item 9.01(a)(4) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The audited combined balance sheet of Montana at December 31, 2011 and the related combined statements of operations and comprehensive income, changes in shareholder’s equity and cash flow for the year ended December 31, 2011 and the Independent Auditor’s Report issued by Deloitte & Touche LLP, independent registered public accounting firm, as well as the unaudited financial statements of Montana at September 30, 2012 and for the nine month periods ended September 30, 2012 and 2011, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma consolidated financial statements of the Partnership at September 30, 2012 and for the year ended December 31, 2011 and for the nine months ended September 30, 2012 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP.

99.1	Audited balance sheet of Montana at December 31, 2011 and the related combined statements of operations and comprehensive income, changes in shareholder’s equity and cash flow for the year ended December 31, 2011 and the Independent Auditor’s Report issued by Deloitte & Touche LLP, independent registered public accounting firm, and the unaudited financial statements of Montana at September 30, 2012 and for the nine month periods ended September 30, 2012 and 2011.

99.2	Unaudited pro forma consolidated financial statements of the Partnership as of September 30, 2012, for the year ended December 31, 2011 and for the nine months ended September 30, 2012.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALUMET SPECIALITY PRODUCTS PARTNERS, L.P.

	By:	CALUMET GP, LLC, its general partner

Date: December 4, 2012	By:	/s/ R. Patrick Murray, II

	Name:	R. Patrick Murray, II
	Title:	Vice President, Chief Financial Officer and Secretary

Exhibit Index

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP.

99.1	Audited balance sheet of Montana at December 31, 2011 and the related combined statements of operations and comprehensive income, changes in shareholder’s equity and cash flow for the year ended December 31, 2011 and the Independent Auditor’s Report issued by Deloitte & Touche LLP, independent registered public accounting firm, and the unaudited financial statements of Montana at September 30, 2012 and for the nine month periods ended September 30, 2012 and 2011.

99.2	Unaudited pro forma consolidated financial statements of the Partnership as of September 30, 2012, for the year ended December 31, 2011 and for the nine months ended September 30, 2012.

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